TIAA-CREF Funds	Summary Prospectus

TIAA-CREF Emerging Markets Equity Fund

MARCH 1, 2022

Class:	Institutional	Advisor	Premier	Retirement	Retail	Class W
Ticker:	TEMLX	TEMHX	TEMPX	TEMSX	TEMRX	TEMVX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders and other information about the Fund online at www.tiaa.org/tcf_pro. You can also get this information at no cost by calling 800-223-1200 or by sending an e-mail request to disclosure@tiaa.org. The Fund’s prospectus and Statement of Additional Information (“SAI”), each dated March 1, 2022, as subsequently supplemented, and the sections of the Fund’s shareholder report dated October 31, 2021 from “Summary Portfolio of Investments” through “Notes to Financial Statements,” are incorporated into this Summary Prospectus by reference and may be obtained free of charge at the website, phone number or e-mail address noted above.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semiannual shareholder reports of the Fund and of the other investment portfolios (collectively with the Fund, the “Funds”) of the TIAA-CREF Funds (the “Trust”) will not be sent to you by mail, unless you specifically request paper copies of the reports. Instead, they will be made available on Teachers Insurance and Annuity Association of America’s (“TIAA”) website, TIAA.org, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by either (1) updating your account settings at TIAA.org/eDelivery, if you invest in the Funds directly or hold your Fund shares through a TIAA-affiliated financial intermediary, account or retirement plan (each, a “TIAA Account”), or (2) contacting your financial intermediary (such as a broker-dealer or bank) through which you hold Fund shares.

If you invest directly with the Funds or through a TIAA Account, you may elect to receive all future shareholder reports in paper free of charge by updating your account settings at TIAA.org/eDelivery or by calling 800-842-2252 during regular business hours. If you invest through another financial intermediary, you can contact your financial intermediary to request that you receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held through

TIAA-CREF Emerging Markets Equity Fund  ■  Summary Prospectus     1

your financial intermediary or, if you are a direct investor or invest through a TIAA Account, to all funds held with the Funds and any other investment companies within the same group of related investment companies.

Investment objective

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of emerging markets equity investments.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

	Institutional Class	Advisor Class	Premier Class	Retirement Class	Retail Class	Class W
Maximum sales charge imposed on purchases (percentage of offering price)	0%	0%	0%	0%	0%	0%
Maximum deferred sales charge	0%	0%	0%	0%	0%	0%
Maximum sales charge imposed on reinvested dividends and other distributions	0%	0%	0%	0%	0%	0%
Redemption or exchange fee	0%	0%	0%	0%	0%	0%
Account maintenance fee (annual fee on accounts under $2,000)	0%	0%	0%	0%	$15.00	0%

2     Summary Prospectus  ■  TIAA-CREF Emerging Markets Equity Fund

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Advisor Class	Premier Class	Retirement Class	Retail Class	Class W

Management fees	0.84%	0.84%	0.84%	0.84%	0.84%	0.84%
Distribution (Rule 12b-1) fees	—	—	0.15%	—	0.25%	—
Other expenses	0.04%	0.13%	0.04%	0.28%	0.22%	0.04%
Total annual Fund operating expenses	0.88%	0.97%	1.03%	1.12%	1.31%	0.88%
Waivers and expense reimbursements[1]	—	—	—	—	—	(0.88)%	[2]
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.88%	0.97%	1.03%	1.12%	1.31%	0.00%

1

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC, has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed: (i) 0.95% of average daily net assets for Institutional Class shares; (ii) 1.10% of average daily net assets for Advisor Class shares; (iii) 1.10% of average daily net assets for Premier Class shares; (iv) 1.20% of average daily net assets for Retirement Class shares; (v) 1.34% of average daily net assets for Retail Class shares; and (vi) 0.95% of average daily net assets for Class W shares of the Fund. These expense reimbursement arrangements will continue through at least February 28, 2023, unless changed with approval of the Board of Trustees.

2

Teachers Advisors, LLC has contractually agreed to waive and/or reimburse Class W’s Management fees and Other expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses, Trustee expenses and extraordinary expenses) in their entirety. Teachers Advisors, LLC expects these waiver and/or reimbursement arrangements to remain in effect indefinitely, unless changed or terminated with approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before fee waivers and/or expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement arrangements will each remain in place for the durations noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Institutional Class	Advisor Class	Premier Class	Retirement Class	Retail Class	Class W
1 year	$90	$99	$105	$114	$133	$0
3 years	$281	$309	$328	$356	$415	$0
5 years	$488	$536	$569	$617	$718	$0
10 years	$1,084	$1,190	$1,259	$1,363	$1,579	$0

TIAA-CREF Emerging Markets Equity Fund  ■  Summary Prospectus     3

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2021, the Fund’s portfolio turnover rate was 112% of the average value of its portfolio.

Principal investment strategies

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of emerging market issuers or in instruments with economic characteristics similar to emerging market equity securities. The Fund considers an “emerging market security” to be a security that is principally traded on a securities exchange of an emerging market or that is issued by an issuer that has primary operations in an emerging market. The Fund generally defines an “emerging market” as any of the countries or markets represented in the Fund’s benchmark index, the MSCI Emerging Markets® Index (“MSCI EM Index”), or any other country or market with similar emerging characteristics. The stock selection decisions of the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), drive Advisors’ country and regional asset allocations for the Fund. However, Advisors regularly compares the Fund’s sector and country exposure against the MSCI EM Index to assess its comparative investment exposures. Advisors looks for companies of any size that it believes have sustainable earnings growth, focused management with successful track records, unique and easy-to-understand franchises (brands), stock prices that do not fully reflect the stock’s potential value (based on current earnings, assets, and long-term growth prospects), and consistent generation of free cash flow. For purposes of the 80% investment policy, the term “assets” means net assets, plus the amount of any borrowings for investment purposes.

The Fund may purchase and sell futures, options, swaps and other equity derivatives to carry out the Fund’s investment strategies.

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Market Risk—The risk that market prices of portfolio investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. From time to time, the Fund may invest a significant portion of its assets in companies in one or more related sectors or industries, which

4     Summary Prospectus  ■  TIAA-CREF Emerging Markets Equity Fund

would make the Fund more vulnerable to adverse developments affecting such sectors or industries.

• Issuer Risk (often called Financial Risk)—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time.

• Active Management Risk—The risk that Advisors’ strategy, investment selection or trading execution may cause the Fund to underperform relative to the benchmark index or mutual funds with similar investment objectives.

• Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments and can result in greater price volatility and perform differently from financial instruments of U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign investments may also have lower liquidity and be more difficult to value than investments in U.S. issuers. To the extent the Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions affecting that country or region. The Fund currently invests a significant portion of its assets in companies located in China, although this may change over time. Investments in companies based or operated in China through legal structures known as variable interest entities (“VIEs”), which are not formally recognized under Chinese law, are subject to the risk, among others, that China could cease to allow VIEs at any time or impose new restrictions on the structure. It is also possible that the contractual arrangements underlying VIEs could be deemed unenforceable in China, which could limit (or eliminate) the remedies and rights available to the VIE and its investors and result in significant economic losses. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards.

• Emerging Markets Risk—The risk of foreign investment often increases in countries with emerging markets or otherwise economically tied to emerging market countries. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Emerging market countries may also have less stringent regulation of accounting, auditing, financial reporting and recordkeeping requirements, which would affect the Fund’s ability to evaluate potential portfolio companies. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect Advisors’ ability to evaluate local companies or their potential impact on the Fund’s performance. Because their financial markets may be very small, share prices of financial instruments in emerging market

TIAA-CREF Emerging Markets Equity Fund  ■  Summary Prospectus     5

countries may be volatile and difficult to determine. Financial instruments of issuers in these countries may have lower overall liquidity than those of issuers in more developed countries. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many emerging market countries. Moreover, legal remedies for investors in emerging markets may be more limited, and U.S. authorities may have less ability to bring actions against bad actors in emerging market countries. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.

• Large-Cap Risk—The risk that large-capitalization companies are more mature and may grow more slowly than the economy as a whole and tend to go in and out of favor based on market and economic conditions.

• Mid-Cap Risk—The risk that the stocks of mid-capitalization companies often experience greater price volatility, lower trading volume and lower overall liquidity than the stocks of larger, more established companies.

• Small-Cap Risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies often have lower overall liquidity than securities of larger companies as a result of there being a smaller market for their securities, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when Advisors deems it appropriate.

• Illiquid Investments Risk—The risk that illiquid investments may be difficult to sell for the value at which they are carried, if at all, or at any price within the desired time frame.

• Currency Risk—The risk that foreign (non-U.S.) currencies may decline in value relative to the U.S. dollar and adversely affect the value of the Fund’s investments in foreign currencies, securities denominated in foreign currencies or derivative instruments that provide exposure to foreign currencies.

• Derivatives Risk—The risks associated with investing in derivatives may be different and greater than the risks associated with directly investing in the underlying securities and other instruments. The Fund may use futures, options, single name or index credit default swaps, or forwards, and the Fund may also use more complex derivatives such as swaps that might present liquidity, credit and counterparty risk. When investing in derivatives, the Fund may lose more than the principal amount invested.

Please see the non-summary portion of the Prospectus for more detailed information about the risks described above.

6     Summary Prospectus  ■  TIAA-CREF Emerging Markets Equity Fund

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Institutional Class of the Fund, before taxes, in each full calendar year for the last ten years. Because the expenses vary across share classes, the performance of the Institutional Class may vary from the other share classes. Below the bar chart are the best and worst returns of the Institutional Class for a calendar quarter during the full calendar-year periods covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual total returns for the Institutional, Advisor, Premier, Retirement, Retail and Class W classes over the applicable one-year, five-year, ten-year and since-inception periods ended December 31, 2021, and how those returns compare to those of the Fund’s benchmark index. After-tax performance is shown only for Institutional Class shares, and after-tax returns for the other classes of shares will vary from the after-tax returns presented for Institutional Class shares.

The returns shown below reflect previous agreements by Advisors to waive, reimburse and/or compensate the Fund for certain fees, expenses and/or costs. Without these reductions and/or compensation, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The benchmark index listed below is unmanaged, and you cannot invest directly in an index. The returns for the benchmark index reflect no deduction for fees, expenses or taxes.

For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa.org. For information on the effect of compensation paid to the Fund on performance, see the Financial highlights for the Fund in the non-summary portion of the Prospectus.

ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS SHARES (%)

Emerging Markets Equity Fund

Best quarter: 23.74%, for the quarter ended June 30, 2020. Worst quarter: -28.45%, for the quarter ended March 31, 2020.

TIAA-CREF Emerging Markets Equity Fund  ■  Summary Prospectus     7

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2021

	Inception date	One year	Five years	Ten years
Institutional Class	8/31/2010
Return before taxes		–16.62%	8.59%	4.44%
Return after taxes on distributions		–21.84%	6.38%	3.32%
Return after taxes on distributions and sale of
Fund shares		–8.36%	6.58%	3.47%
Advisor Class	12/4/2015
Return before taxes		–16.69%	8.55%	4.41%#
Premier Class	8/31/2010
Return before taxes		–16.70%	8.47%	4.31%
Retirement Class	8/31/2010
Return before taxes		–16.72%	8.42%	4.22%
Retail Class	8/31/2010
Return before taxes		–17.00%	8.18%	4.03%
Class W	9/28/2018
Return before taxes		–15.87%	9.22%#	4.74%#

MSCI Emerging Markets Index
(reflects reinvested dividends net of withholding
taxes but reflects no deductions for fees, expenses
or other taxes)		–2.54%	9.87%	5.49%

Current performance of the Fund’s shares may be higher or lower than that shown above.
#

The performance shown for the Advisor Class and Class W that is prior to their respective inception dates is based on performance of the Institutional Class. The performance for these periods has not been restated to reflect the actual expenses of the Advisor Class and Class W. If these actual expenses had been reflected, the performance of these two classes shown for these periods would have been different because the Advisor Class and Class W have different expenses than the Institutional Class.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class, and after-tax returns for other classes will vary.

8     Summary Prospectus  ■  TIAA-CREF Emerging Markets Equity Fund

Portfolio management

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, LLC.

Portfolio Managers. The following persons are primarily responsible for the management of the Fund on a day-to-day basis:

Name:	Barton Grenning	Lisa Wang
Title:	Managing Director	Senior Director
Experience on Fund:	since 2015	since 2019

Purchase and sale of Fund shares

Institutional Class shares are available for purchase directly from the Fund by certain eligible investors (which include employee benefit plans and financial intermediaries). Advisor Class shares are available for purchase through certain financial intermediaries, employee benefit plans and insurance company separate accounts. Premier Class and Retirement Class shares are generally available for purchase through employee benefit plans, other types of savings plans or accounts and certain financial intermediaries. Retail Class shares are available for purchase through certain financial intermediaries or by contacting the Fund directly at 800-223-1200 or www.tiaa.org. Class W shares are available for purchase directly from the Fund only by funds advised by Advisors or its affiliates or other clients or accounts of Advisors or its affiliates that are subject to a contractual fee for advisory, management or other similar or related services provided by Advisors or its affiliates.

• The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates. Employee benefit plans, fee-based managed account programs (“wrap accounts”), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, thrifts and bank and trust companies that have entered into agreements to offer Institutional Class shares held in omnibus accounts on the books of the Fund are exempt from initial and subsequent investment minimums.

• There are no minimum initial or subsequent investment requirements for Advisor Class, Premier Class, Retirement Class or Class W shares.

• The minimum initial investment for Retail Class shares is $2,000 per Fund account for Traditional IRA, Roth IRA and Coverdell accounts and $2,500 for all other account types. Subsequent investments for all account types must be at least $100.

Redeeming or Exchanging Shares. You can redeem (sell) or exchange your shares of the Fund on any day that the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading (each such day a “Business Day”). Exchanges may be made for shares of the same share class of other funds offered by the Trust. If your shares are held

TIAA-CREF Emerging Markets Equity Fund  ■  Summary Prospectus     9

through a third party, please contact that entity for applicable redemption or exchange requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the financial intermediary for providing investor services. The Fund’s related companies may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

10     Summary Prospectus  ■  TIAA-CREF Emerging Markets Equity Fund

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